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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-50139, 33-50373, 33-53133 and 333-35585 of Ohio Power Company on Form S-3 of
our reports dated February 23, 1999, appearing in and incorporated by reference in this Annual Report on Form 10-K of Ohio Power Company for the year ended December 31, 1998.

Deloitte & Touche LLP
Columbus, Ohio
March 29, 1999